UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) November 20, 2002


                               Owens & Minor, Inc.
             (Exact name of registrant as specified in its chapter)


          Virginia                       1-9810                   54-1701843
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

 4800 Cox Road, Glen Allen, Virginia                      23060
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(Address of principal executive offices)               (Zip Code)




        Registrant's telephone number, including area code (804) 747-9794
                                                           --------------
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Item 9.  Regulation FD Disclosure


On November 20, 2002, Owens & Minor, Inc. (the "Company") issued a press release attached as Exhibit 99.1 hereto, which is incorporated by reference herein, announcing new strategic initiatives and repurchase of common stock and Trust Preferred Securities up to $50 million.

Item  7. Financial Statements &  Exhibits.

         (c) Exhibits.
                        99.1  Press Release by the Company on November 20, 2002.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  OWENS & MINOR, INC.



Date: November 20, 2002           By:/s/ Drew St.J. Carneal
                                     ------------------------------
                                  Name:  Drew St.J. Carneal
                                  Title: Senior Vice President & General Counsel